EXHIBIT 23.1
                                                                    ------------

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2003, relating to the financial statements of Cypress Semiconductor Corporation, which appears in Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended December 29, 2002.


         /s/ PricewaterhouseCoopers LLP

         PricewaterhouseCoopers LLP

         San Jose, California
         April 21, 2003